Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Income Taxes

9. Income Taxes:

The effective income tax rates for the three month periods ended March 31, 2014 and 2013 were 24% and 34%, respectively. The Company’s effective tax rate reflects changes in the mix of income or losses in jurisdictions with a wide range of tax rates, permanent differences between GAAP and local tax laws, and the timing of recording discrete items. For the three months ended March 31, 2014, the benefit for income taxes includes a benefit of $138 million recorded as a discrete item related to the impairment of the trade name, an expense of $46 million recorded as a discrete item due to changes in certain state deferred tax rates, primarily driven by the change in the legal entity ownership of the trade name caused by the split-off of AS, and an expense of $9 million recorded as a discrete item to increase the valuation allowance on state net operating losses driven by the change in management’s judgment of their realizability due to the split-off of AS. In evaluating the realizability of deferred tax assets, management considered the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment. Changes in the mix of income or the total amount of income for 2014 may significantly impact the estimated effective income tax rate for the year.

In connection with the split-off of AS, a Tax Sharing and Disaffiliation Agreement (the “Agreement”) was entered into on March 31, 2014 by the Company and entities comprising AS. Pursuant to the Agreement, the parties allocated responsibility for U.S. federal, state and local and foreign income and other taxes relating to taxable periods before and after the split-off, and provided for computation and apportionment of tax liabilities and tax benefits between the parties. AS is generally responsible for all taxes attributable to the AS business for periods subsequent to the split-off and non-income related taxes attributable to the AS business for any taxable period before and after the date of the split-off. The Company retains responsibility for U.S. federal, state and local and foreign income taxes for periods ending on or before the date of the split-off. See “Risks Relating to the Split-Off” for further discussion of provisions of this Agreement.

10. Income Taxes:

The continuing operations provision (benefit) for income taxes for 2011, 2012 and 2013 consisted of the following (in millions):

	SunGard
	2011	2012	2013
Current:
Federal	$(46)	$(20)	$6
State	4	4	9
Foreign	35	22	36

Total current	(7)	6	51

Deferred:
Federal	(89)	(28)	(14)
State	(40)	1	—
Foreign	(9)	(28)	(11)

Total deferred	(138)	(55)	(25)

Total	$(145)	$(49)	$26

Income (loss) from continuing operations before income taxes for 2011, 2012 and 2013 consisted of the following (in millions):

	SunGard
	2011	2012	2013
U.S. operations	$(315)	$(154)	$(30)
Foreign operations	94	62	102

Total	$(221)	$(92)	$72

Differences between income tax expense (benefit) at the U.S. federal statutory income tax rate of 35% and the Company’s continuing operations effective income tax rate for 2011, 2012 and 2013 were as follows (in millions):

	SunGard
	2011	2012	2013
Tax at federal statutory rate	$(77)	$(32)	$25
State income taxes, net of federal benefit	(9)	2	5
Foreign taxes, net of U.S. foreign tax credit(1)	(20)	(20)	1
Tax rate changes(2)	(31)	7	(1)
Nondeductible goodwill impairment charge	4	—	—
Nondeductible expenses	6	2	3
Change in uncertain tax positions(3)	(1)	10	1
Research and development credit	(2)	(1)	(9)
Domestic production activities deduction	—	—	(1)
U.S. income taxes on non-U.S. unremitted earnings	(11)	(20)	4
Other, net	(4)	3	(2)

Total	$(145)	$(49)	$26

Effective income tax rate	66%	53%	36%

(1)	Includes foreign taxes, dividends and the rate differential between U.S. and foreign countries. Also includes a favorable adjustment in 2011 of $4 million related to foreign tax credits not previously recognized, and includes $8 million, $6 million and $4 million in 2011, 2012 and 2013, respectively, related to benefits of tax holidays in Tunisia and India which expire in 2017 and 2024, respectively.
(2)	During 2011, the Company determined that a 2009 adjustment was incorrect and reversed it, thereby increasing the deferred tax liability and goodwill balances. The Company recorded an income tax benefit of $35 million reflecting the amortization of the deferred income tax liability the benefit of which would have been reflected in the statement of comprehensive income had the 2009 adjustment not been made (see goodwill discussion in Note 1).
(3)	The change in uncertain tax positions recorded in continuing operations was a decrease of $1 million and increases of $10 million and $1 million in 2011, 2012 and 2013, respectively, which reflects the offsetting benefits recorded in prepaid expenses and other current assets. The balance is recorded in discontinued operations.

Deferred income taxes are recorded based upon differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating and tax credit carryforwards. Deferred income tax assets and liabilities at December 31, 2012 and 2013 consisted of the following (in millions):

	SunGard
	December 31, 2012	December 31, 2013
Current:
Trade receivables and other current assets	$9	$(2)
Accrued expenses, net	28	28
Tax credit carryforwards	29	20
Other current	—	(11)

Total current deferred income tax asset (liability)	66	35
Valuation allowance	(17)	(5)

Net current deferred income tax asset (liability)	49	30
Less amounts classified as discontinued operations	(15)	(13)

Net current deferred income tax asset (liability)—continuing operations	$34	$17

Long-term:
Property and equipment	$12	$1
Intangible assets	(1,102)	(1,026)
Net operating loss carry-forwards	101	98
Stock compensation	56	62
U.S. income taxes on non-U.S. unremitted earnings	(20)	(24)
Other long-term liabilities	—	34
Other, net	(25)	(5)

Total long-term deferred income tax liability	(978)	(860)
Valuation allowance	(48)	(62)

Net long-term deferred income tax liability	(1,026)	(922)
Less amounts classified as discontinued operations	354	282

Net long-term deferred income tax liability—continuing operations	$(672)	$(640)

The deferred income tax assets and liabilities include amounts classified as related to discontinued operations on the face of the financial statements for the year ended December 31, 2013.

The Company recorded a $135 million deferred tax liability as of December 31, 2011 related to the book-over-tax basis difference in a Higher Education subsidiary. The deferred tax provision was reflected in discontinued operations. Upon completion of the sale of Higher Education in the first quarter of 2012, the deferred tax liability was reversed.

As of December 31, 2013 the Company has net operating loss carryforwards, the tax effect of which is $98 million, which consist of $16 million for U.S. federal income tax purposes, $19 million for U.S. state income tax purposes and $63 million for foreign income tax purposes. The tax benefit recorded for net operating losses, net of valuation allowance, is $41 million, which consists of $8 million for U.S. federal income tax purposes, $11 million for U.S. state income tax purposes and $22 million for foreign income tax purposes. These tax loss carryforwards expire through 2033 and utilization is limited in certain jurisdictions. Some foreign losses have indefinite carryforward periods.

The valuation allowances of $65 million and $67 million at December 31, 2012 and 2013, respectively, were primarily related to federal, state and foreign net operating loss carryforwards that, in the judgment of management, are not more-likely-than-not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax-planning strategies in making this assessment. Based upon the level of historical taxable income, projections for future taxable income and the reversal of deferred tax liabilities over the periods in which the deferred tax assets are deductible, management believes it is more-likely-than-not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2012 and 2013. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

Foreign tax credit carryforwards of $29 million and $20 million in 2012 and 2013, respectively, can be carried forward up to 10 years and will begin to expire in 2020. No valuation allowance has been recorded against this deferred tax asset as the Company believes it will more likely than not be realized prior to its expiration.

A reconciliation of the beginning and ending amount of unrecognized tax benefits follows (in millions):

	2011	2012	2013
Balance at beginning of year	$37	$22	$94
Additions for tax positions of prior years	1	22	7
Reductions for tax positions of prior years	(1)	—	(5)
Additions for tax positions of current year	2	50	3
Settlements for tax positions of prior years	(17)	—	—

Balance at end of year	$22	$94	$99

As of December 31, 2013 the Company had unrecognized tax benefits of approximately $99 million which if recognized, would favorably affect the effective tax rate. Included in prepaid and other assets are amounts that would partially offset the impact on the effective tax rate. Increases in 2012 relate primarily to state income tax related matters. Included in the balance of unrecognized tax benefits is accrued interest and penalties, net of federal benefits of $2 million, $4 million and $6 million for 2011, 2012 and 2013, respectively. The Company recognizes interest and penalties in income tax expense.

As part of the split-off of AS, SunGard entered into a tax sharing agreement with AS that apportions responsibility for U.S federal, state and local and foreign income and other taxes between the parties. See Note 13 for further information.

Tax years after 2006 remain open for examination by the Internal Revenue Service, although years 2007 and 2008 are effectively settled. The Internal Revenue Service is currently completing its examination of tax years 2009 and 2010. In addition, tax years after 2004 remain open for audit by various state, local and foreign jurisdictions. The Company anticipates that it is reasonably possible that between $0 and $32 million of unrecognized tax benefits may be resolved within the next 12 months.

During the fourth quarter of 2012 as a result of debt refinancing activities, the Company reevaluated the earnings of all its foreign subsidiaries and those that could be expected to be permanently reinvested outside the U.S. The Company determined that certain of its foreign subsidiaries earnings are permanently reinvested. The recognition of U.S. income tax is required when earnings of the foreign subsidiaries are not considered permanently reinvested outside the U.S. As of December 31, 2012 and 2013, the Company provided a deferred income tax liability of approximately $20 million and $24 million, respectively, for non-U.S. withholding and U.S. income taxes associated with the future repatriation of earnings for certain non-U.S. subsidiaries. The Company has not provided deferred taxes on approximately $100 million of undistributed earnings of non-U.S. subsidiaries at December 31, 2013. Quantification of the related deferred tax liability, if any, associated with permanently reinvested earnings is not practicable.